UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1. Report to Stockholders.

Chase Growth Fund

November 15, 2004

Dear Fellow Shareholders:

As I write this annual review, over 4,500 shareholders have $198 million invested in our Chase Growth Fund (NASDAQ: CHASX), up from $114 million a year earlier. We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my April 29th letter. To our existing Chase Growth Fund shareholders we would like to make you aware of the Chase Mid Cap Growth Fund (CHAMX) as another investment option. The same portfolio managers manage the Fund and uses the same investment process as the Chase Growth Fund but invests in mid size companies. For investment performance and further investment information please visit our website at www.Chaseinv.com.

For the six months ended September 30, 2004 our fund had a before and after tax total return of +0.06% compared with -0.18% for the Standard & Poor’s 500 Composite Stock Price Index, -3.38% for the Russell 1000® Growth Index, and -3.48% for the Lipper Large-Cap Growth Funds Index. For the year ended September 30, 2004 the Chase Growth Fund had a before and after tax total return of +19.90% compared with +13.85% for the Standard & Poor’s 500 Composite Stock Price Index, +5.05% for the Russell 1000 Growth Index, and +7.55% for the Lipper Large-Cap Growth Funds Index. Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund in the top 1% of its Large Cap Growth universe for the five years and the one year ended 9/30/04 (#2 out of 371 and #2 out of 631 funds, respectively).

On September 30th our fund was 94.42% invested in 43 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $177.1 billion (American International Group) to $4.7 billion (Varian Medical Systems). For the six months ended September 30th, our five best performing stocks were XTO Energy, Inc. +24.23%, Burlington Resources +22.59%, eBay Inc. +22.26%, Symantec Corp. +17.65%, and Qualcomm, Inc. +17.17%. Complete Fund holdings information is included later in this report.

Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CHASX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our fund’s stocks to the S&P 500. We place considerable emphasis on PEG ratios which measure a stock’s P/E ratio relative to its estimated earnings growth rate. CHASX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 27% vs. 8% for the S&P. They are significantly more profitable with a Return on Equity of 21% vs. 15%, and have stronger balance sheets with Debt to Total Capital of only 26% vs. 40%. Even with earnings growth rates over three times as great they sell at a slightly lower price/earnings multiple than the S&P 500 (18.5X vs. 18.6X) based on 2005 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe “Chase” stocks offer substantially better value. Our stocks are selling at only 0.69 times their five-year historical growth rates compared to 2.42 times for the S&P 500 and 1.03 times their projected reinvestment rates compared to 1.94 times for the S&P 500.

Equity valuations are historically high. On September 30th, Ned Davis Research estimated total common stock market capitalization of 5,000 U.S. Stocks stood at 114.6% of nominal GDP. While that is down 34% from its 3/31/2000 mania peak of 174%, it is still very high compared to ratios of 86.5% and 79.4% at the 1929 and 1973 peaks. We strive to maintain an effective balance between capital appreciation and capital preservation.

Chase Growth Fund

September 30, 2004    CHASE GROWTH FUND STOCKS VS. S&P 500

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2004    FUNDAMENTALS AND RATIOS

May through October is generally the worst six months of the year for equity prices. This year most major indexes, including the S&P 500 and the Russell 1000® Growth, declined below their 200 day moving averages, but have now risen back above them. Since our Presidential election, Lowry’s Reports, Inc.’s unweighted index of the NYSE stocks rose to a new all time high (especially reflecting strength in small and mid-cap stocks) as did Lowry’s Operating-Companies-Only Advance-Decline line. Since that advance-decline line usually peaks 4 to 6 months before major market tops, it implies extension of the cyclical bull market to at least March-April 2005. By early November Lowry’s Selling Pressure Index, which usually rises for several months before a major market top, was at a 15 year low while their Buying Power Index was at a 15 month high. Both reflect positive implications for the months ahead. Moreover, as Merrill Lynch’s Market Analysis recently pointed out, during the last 25 years November and December have ranked second and first, respectively, among the 12 months of the year in terms of subsequent three month returns.

However, with poor equity valuations, excessive household debt, huge federal deficits, record trade imbalances, decelerating corporate profit growth (the third and fourth quarters don’t have the benefit of last year’s tax cuts, rebates, and refis; instead a drag from much higher oil prices), not to mention geopolitical uncertainties, market risks are high. We are aware from the decennial cycle studies of our former director, Tony Gaubis, that since 1900 stock prices in the

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Chase Growth Fund

fifth year of the decade have never declined. The fifth years of each decade have had by far the largest total cumulative gain of any years. However, most fifth years didn’t start with the market this fully priced nor did most of those years fall on the year after a Presidential election which often involves a weak market. Despite the decennial cycle pattern, we will be watching for further signs of a serious new market decline. We believe our investment approach which combines fundamental analysis with the technical and quantitative research from nine organizations to help us select good quality growth stocks at reasonable prices should enable us to make better and more timely decisions and should continue to result in good performance over the longer term.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares held less than 60 days. Such fees remain in the fund for the benefit of all shareholders. With assets now over $100 million, as of January 1, 2004 we lowered the expense ratio cap from 1.48% to 1.39% to share the economies of scale with our shareholders.

As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings as of September 30, 2004.

TOP 10 HOLDINGS

1.	UnitedHealth Group Inc.	6.	General Dynamics Corp.
2.	Burlington Resources	7.	Danaher Corp.
3.	America Movil SA de CV ADR	8.	Home Depot
4.	Apache Corp.	9.	Fedex Corp.
5.	American International Group, Inc.	10.	United Technologies

Derwood S. Chase, Jr.,
President Chase Investment Counsel Corporation

The Chase Mid Cap Growth Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by visiting www.chaseinvcom. Read it carefully before investing.

The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings rations, lower dividend yields, and higher forecasted growth rates.

The Lipper Larger Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
1 Lipper Analytical Service, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note this fund does not have any sales charges.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE) is the amount earned on a company’s common stock investment for a given period.

Quasar Distributors, LLC, distributor. (11/04)

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Chase Growth Fund

ALLOCATION OF PORTFOLIO ASSETS - September 30, 2004

EXPENSE EXAMPLE - September 30, 2004 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/04 - 9/30/04).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being 1.32% per the advisory agreement. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are

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Chase Growth Fund

EXPENSE EXAMPLE - September 30, 2004 (Unaudited), Conitnued

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expenses Paid During Period* 4/1/04 - 9/30/04

Actual	$1,000.00	$1,000.60	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.66

*Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year period.

5

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund versus the S&P 500 Composite Stock Price Index and the Lipper Large Cap Growth Fund Index.

	One Year	Three Year	Five Year	Since Inception (12/2/97)
Average Annual Total Return as of Sept. 30, 2004
Chase Growth Fund	19.90%	4.40%	3.73%	7.54%
S&P 500 Composite Stock Price Index	13.85%	4.03%	-1.31%	3.54%
Lipper Large Cap Growth Fund Index	7.55%	0.61%	-7.30%	0.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Chase Growth Fund.

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Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2004

Shares	COMMON STOCKS: 94.42%	Market Value
	Aerospace/Defense: 5.84%
51,900	General Dynamics Corp.	$5,298,990
53,500	United Technologies Corp.	4,995,830
		10,294,820
	Apparel: 2.37%
53,000	NIKE, Inc. - Class B	4,176,400

	Computer Software & Services: 3.57%
29,200	Infosys Technologies, Ltd. #	1,652,720
84,600	Symantec Corp.*	4,642,848
		6,295,568
	Conglomerates: 2.48%
54,600	3M Co.	4,366,362
	Consumer Goods/Services: 5.23%
112,000	Avon Products, Inc.	4,892,160
58,400	Fortune Brands, Inc.	4,326,856
		9,219,016
	Drugs - Generic: 2.16%
147,000	Teva Pharmaceutical Industries, Ltd. #	3,814,650

	Energy/Oil/Gas/Coal: 1.24%
68,500	Suncor Energy, Inc.	2,192,685

	Energy/Oil & Gas Exploration & Production: 13.40%
118,800	Apache Corp.	5,953,068
156,500	Burlington Resources, Inc.	6,385,200
91,300	ChevronTexaco Corp.	4,897,332
33,600	ConocoPhillips.	2,783,760
111,775	XTO Energy, Inc.	3,630,452
		23,649,812

	Finance/Banks: 1.91%
30,300	Golden West Financial Corp.	3,361,785

	Financial Services - Diversified: 2.60%
21,800	Ambac Financial Group, Inc.	1,742,910
38,500	Capital One Financial Corp.	2,845,150
		4,588,060

See accompanying Notes to Financial Statements.

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Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2004, Continued

Shares		Market Value
	Financial Services - Mortgage Related: 2.77%
124,198	Countrywide Financial Corp.	$4,892,159

	Food: 1.27%
132,300	Archer-Daniels-Midland Co.	2,246,454

	Gaming and Lodging: 1.56%
76,300	International Game Technology	2,742,985

	Health Care Benefits: 6.65%
37,000	Anthem, Inc.*	3,228,250
115,300	UnitedHealth Group, Inc.	8,502,222
		11,730,472
	Health Care Services: 3.90%
83,200	Caremark Rx, Inc.*	2,668,224
47,800	Quest Diagnostics, Inc.	4,216,916
		6,885,140
	Insurance - Property/Casualty/Title: 3.07%
79,700	American International Group, Inc.	5,418,803

	Internet Retail: 1.59%
30,600	eBay, Inc.*	2,813,364

	Machinery: 2.99%
102,80	Danaher Corp.	5,271,584

	Manufacturing - Automobiles: 0.45%
10,300	Toyota Motor Corp. #	786,714

	Medical Products: 5.21%
45,200	Becton, Dickinson & Co.	2,336,840
62,700	Stryker Corp.	3,014,616
48,700	Zimmer Holdings, Inc.*	3,849,248
		9,200,704
	Medical Systems/Equipment: 1.15%
58,700	Varian Medical Systems, Inc.*	2,029,259

	Motorcycle/Motor Scooter: 2.30%
68,300	Harley-Davidson, Inc.	4,059,752

	Retail - Apparel: 1.78%
74,000	Coach, Inc. *	3,139,080

See accompanying Notes to Financial Statements.

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Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2004, Continued

Shares		Market Value
	Retail - Building Products: 2.98%
134,000	The Home Depot, Inc.	$5,252,800
	Retail - Drug Store: 3.51%
38,000	CVS Corp.	1,600,940
128,300	Walgreen Co.	4,596,989
		6,197,929

	Retail - Specialty: 2.26%
133,800	Staples, Inc.	3,989,916

	Service Companies: 1.31%
107,300	Cendant Corp.	2,317,680

	Telecommunications Equipment: 2.54%
114,600	QUALCOMM, Inc.	4,473,984

	Transportation Services: 2.91%
60,000	FedEx Corp.	5,141,400

	Wireless Telecommunications: 3.42%
154,800	America Movil S.A. de C.V.#	6,041,844

	Total Common Stocks (Cost $143,699,319)	166,591,181

	SHORT-TERM INVESTMENTS: 4.76%
8,394,058	Federated Cash Trust Treasury Money Market	8,394,058
	Total Short-Term Investments (Cost $8,394,058)	8,394,058
	Total Investments in Securities (Cost $152,093,377): 99.18%	174,985,239
	Other Asset in Excess of Liabilities: 0.82%	1,453,189
	Net Assets: 100%	$176,438,428

*	Non-income producing security.
#	American Depositary Receipt.

See accompanying Notes to Financial Statements.

9

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2004

ASSETS
Investment in securities, at value (identified cost $152,093,377)	$ 174,985,239
Cash	341,225
Receivables
Fund shares issued	1,334,569
Dividends and interest	43,381
Prepaid expenses	17,595
Total assets	176,722,009

LIABILITIES
Payables
Fund shares redeemed	85,704
Due to Advisor	135,946
Due to Custodian	6,002
Due to Administrator	19,126
Due to Fund Accounting	6,562
Due to Transfer Agent	5,875
Accrued expenses	24,366
Total liabilities	283,581
NET ASSETS	$ 176,438,428

Net asset value, offering and redemption price per share
[$176,438,428 / 10,926,469 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$16.15

COMPONENTS OF NET ASSETS
Paid-in-capital	$156,452,085
Accumulated net realized loss from investments	(2,905,519)
Net unrealized appreciation on investments	22,891,862
Net assets	$176,438,428

See accompanying Notes to Financial Statements.

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Chase Growth Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 2004

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $15,246)	$ 776,210
Interest	25,373
Total income	801,583

Expenses
Advisory fees (Note 3)	1,346,637
Administration fees (Note 3)	209,200
Transfer agent fees	46,220
Fund accounting fees	39,622
Custody fees	31,445
Registration fees	21,425
Audit fees	15,179
Printing and mailing fees	14,233
Trustee fees	10,298
Legal fees	9,642
Insurance fees	6,880
Miscellaneous	10,070
Total expenses	1,760,851
Add: Expense recoupment by Advisor (Note 3)	83,426
Net expenses	1,844,277
Net investment loss	(1,042,694)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	8,994,350
Net change in unrealized appreciation on investments	14,338,611
Net realized and unrealized gain on investments	23,332,961
Net increase in Net Assets Resulting from Operations	$22,290,267

See accompanying Notes to Financial Statements.

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Chase Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended Sept. 30, 2004	Year Ended Sept. 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,042,694)	$(423,798)
Net realized gain / loss from investments	8,994,350	(5,762,435)
Net change in unrealized appreciation on investments	14,338,611	7,910,677
Net increase in net assets resulting from operations	22,290,267	1,724,677

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in outstanding shares (a)	49,648,920	51,971,758
Total increase in net assets	71,939,187	53,696,202

NET ASSETS
Beginning of year	104,199,241	50,803,039
End of year	$176,438,428	$104,499,241

(a) A summary of share transactions is as follows:

	Year Ended September 30, 2004		Year Ended September 30,2003
	Shares	Paid in Capital	Shares	Paid in Capital
Shares sold	4,247,623	$66,102,436	5,591,308	$73,850,908
Shares redeemed*	(1,078,013)	(16,453,516)	(1,657,595)	(21,879,150)
Net increase	3,169,610	$49,648,920	3,933,713	$51,971,758
*Net of redemption fees of		$33,454		$642

See accompanying Notes to Financial Statements.

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Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended Sept. 30, 2004	Year Ended Sept. 30, 2003	Year Ended Sept. 30, 2002	Year Ended Sept. 30, 2001	Year Ended Sept. 30, 2000
Net asset value, beginning of year	$13.47	$13.29	$14.23	$17.69	$13.66

Income from investment operation:
Net investment income / loss	(0.10)	(0.05)	(0.05)#	0.05	(0.01)
Net realized and unrealized gain/loss on investments	2.78	0.23	(0.85)	(3.28)	4.04
Total from investment operations	2.68	0.18	(0.90)	(3.23)	4.03
Less distributions:
From net investment income	-	-	(0.04)	(0.01)	-
From net realized gain	-	-	-	(0.22)	-
Total distributions	-	-	(0.04)	(0.23)	-

Paid-in capital from redemption fees	0.00(1)	0.00(1)	-	-	-

Net asset value, end of year	$16.15	$13.47	$13.29	$14.23	$17.69

Total return	19.90%	1.35%	(6.36)%	(18.47)%	29.50%

Ratios/supplemental date:
Net assets, end of year (thousands)	$176,438	$104,499	$50,803	$33,922	$23,131

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.31%	1.42%	1.53%	1.57%	1.70%
After expense
reimbursement/recoupment	1.37%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment
income/loss to average net assets
After expense
reimbursement/recoupment	(0.77%)	(0.55%)	(0.32%)	0..34%	(0.06%)

Portfolio turnover rate	84.09%	173.68%	96.06%	94.84%	73.94%

#	Based on average shares.
(1)	Amount is less than $0.01.
(2)	Effective January 1,2004, the Advisor contractually agreed to lower the net annual operating expenses rate to 1.39%.

See accompanying Notes to Financial Statements.

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Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2004

NOTE 1 - ORGANIZATION

The Chase Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalization of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

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Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2004 (Continued)

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Reclassifications of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended September 30, 2004, the Fund increased accumulated net investment loss by $1,042,694, and decreased paid in capital by $1,042,694 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2004, Chase Investment Counsel Corporation (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended September 30, 2004, the Fund incurred $1,346,637 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.39% of average net assets (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2004, the Advisor recouped $83,426 of such expenses it previously reimbursed to the Fund. There are no expenses subject to recapture pursuant to the aforementioned conditions at September 30, 2004.

15

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2004 (Continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

For the year ended September 30, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $159,335,166 and $107,274,851, respectively.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

There were no distributions paid during years ended September 30, 2003 and 2004.

16

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2004

As of September 30, 2004, the components of capital on a tax basis were as follows:

Cost of investments	$152,093,377

Gross unrealized appreciation	24,413,320
Gross unrealized depreciation	(1,521,458)
Net unrealized appreciation	$22,891,862

Undistributed ordinary income	$-
Undistributed long-term capital gain	-
Total distributable earnings	$-

Other accumulated gains / (losses)	$(2,905,519)
Total accumulated earnings / (losses)	$19,986,343

The Fund had a capital loss carryforward of ($2,905,519) as of September 30, 2004, which expires in 2011.

17

Chase Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees
Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of Chase Growth Fund, a series of Advisors Series Trust, including the schedule of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2002 were audited by other auditors whose report dated November 23, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chase Growth Fund as of September 30, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 22, 2004

18

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Funds in Complex Overseen By Trustee

Walter E. Auch, Born 1921	1997	17
2020 E. Financial Way Glendora, CA 91741 Trustee Management Consultant. Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1928	2002	17
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, Black Rock Funds, Jacobs Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O’Connor, Born 1936	1997	17
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	17
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

19

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Funds in Complex Overseen By Trustee

George T. Wofford III, Born 1939	1997	17
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

Eric M. Banhazl, Born 1957	1997	17
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator (since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (The Fund’s former administrator).

Douglas G. Hess, Born 1967	2003	17
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997)

Rodney A. DeWalt, Born 1967	2003	1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

20

Chase Growth Fund

NOTICE TO SHAREHOLDERS

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

Beginning with the quarter ending December 31, 2004, the Fund will file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-888-861-7556.

21

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Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LL
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street M/L 6118
Cincinnati, OH 45202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2004	FYE 09/30/2003
Audit Fees	$13,000	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2004	FYE 09/30/2003
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 11. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_/s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 12/06/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 12/06/04

By (Signature and Title)* _/s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date 12/06/04

* Print the name and title of each signing officer under his or her signature.